Exhibit 10.63

FIRST AMENDMENT TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

CMGI @VENTURES IV, LLC

THIS FIRST AMENDMENT, dated as of the 16th day of August, 2001, to the Amended and Restated Limited Liability Company Agreement dated as of July 27, 2001 (as amended to date, the “Agreement”), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the “LLC”), is by and among CMG @Ventures Capital Corp. (the “Class A Member”) and Two-thirds in Number of the persons named as Class B Members on Schedule A to the Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby amend the Agreement as follows.

1. Amendment to Schedule B. Schedule B to the Agreement is hereby deleted, and Schedule B attached hereto is substituted therefor, in order to reflect that (A) (i) effective as of August 13, 2001, the relationship of Daniel Pawliw (“Pawliw”) with all Employers has terminated, (ii) effective as of August 16, 2001, the relationship of Cara McCauley (“McCauley”) with all Employers has terminated, and (iii) in each case, such termination constitutes an Event of Forfeiture, and (B) effective as of the date hereof, the Profit Member Percentage Interests of the Profit Members have been adjusted pursuant to and in accordance with Section 8.03(a) and (b) of the Agreement.

Pursuant to and in accordance with the Agreement: (i) the Vested Percentage Interest of Pawliw is 50%, and the Vested Percentage Interest of McCauley is 48.33%; (ii) the Investment Percentage Interest of each of Pawliw and McCauley in each Investment in which she or he participates has been reduced in accordance with Section 3.04(b)(ii) of the Agreement and the Investment Percentage Interest of the other Members participating in such Investments has been increased to the extent and in the manner provided in Section 3.04(b)(ii); and (c) any amount held in any Vesting Escrow for the benefit of Pawliw or McCauley which is attributable to the portion of her or his interest which has been forfeited effective as of the date hereof shall be forfeited as provided in Section 3.04(b)(iii).

Pawliw and McCauley shall continue to be subject to all other provisions of the Agreement, including without limitation, Section 6.06(b), and the fourth to last sentence in the definition of the term “Event of Forfeiture.”

2. Amendment to Article VIII. Article VIII is hereby amended by adding, at the end thereof, the following new Section 8.05:

“8.05 Reallocation of Profit Member Investment Percentage Interests. The Class B Members, by action of Two-thirds in Number of the Class B Members, may at any time and from time to time, elect to modify, retroactively, the respective Profit Member Investment Percentage Interests of the Profit Members and Former Profit Members in any Investment which is owned by the LLC; provided, however, that no such modification shall reduce the Investment Percentage Interest of any Profit Member or Former Profit Member without the express written approval of any such Profit Member or Former Profit Member. In no event shall the interest of the Class A Member in any Investment be modified or adjusted as a result of this Section 8.05. In connection with any such adjustment to the Investment Percentage Interests of the Members: (i) all Members shall be bound by the determination of Two-thirds in Number of the Class B Members, (ii) the records of the LLC, including the appropriate Investment Schedules, shall be amended accordingly, and (iii) the amounts held in Vesting Escrows for the Profit Members with respect to any Investment for which adjustments are made pursuant to this Section 8.05 shall be adjusted so that, following such adjustments, the amount of any Investment held in the Vesting Escrows for the Profit Members shall be proportionate to the respective Investment Percentage Interests of the Profit Members in such Investment.”

3. No Other Amendments. In all other respects, the Agreement is hereby ratified and confirmed.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CLASS A MEMBER:

CMG @VENTURES CAPITAL CORP.

By	/s/ David S. Wetherell
Name	David S. Wetherell
Title	President

CLASS B MEMBERS (to be signed by Two-thirds in Number hereof):

/s/ Denise W. Marks
Denise W. Marks

/s/ Peter H. Mills
Peter H. Mills

/s/ David J. Nerrow, Jr.
David J. Nerrow, Jr.

/s/ Marc Poirier
Marc Poirier

/s/ Lior E. Yahalomi
Lior E. Yahalomi

CMGI @VENTURES IV, LLC

SCHEDULE B

PROFIT MEMBERS AND PROFIT MEMBER PERCENTAGE INTERESTS

Class B Members	Profit Member Percentage Interest

Denise W. Marks	1.7592%

Peter H. Mills	26.9750%

David J. Nerrow, Jr.	21.1109%

Marc D. Poirier	19.9381%

Lior E. Yahalomi	26.9750%

Former Profit Members (Class B)	Profit Member Percentage Interest

Jonathan Callaghan	-0-

John Scott Case	-0-

Gary Curtis	-0-

Josh Daniels	-0-

Brad Garlinghouse	-0-

Class C Members	Profit Member Percentage Interest

Mainini Cabute	0.02500%

Peter Cochran	2.50000%

Charles Finnie	NA
See Section 3.03(c)

Lynne Haro	0.02500%

Matthew Jennings	0.08340%

Denise McCabe	0.08340%

Jim Quagliaroli	0.50000%

Lisa Scoma	0.02500%

Former Profit Members (Class C)	Profit Member Percentage Interest

Denise Ames	-0-

John LaBarre	-0-

Cara McCauley	-0-

Daniel Pawliw	-0-

Suresh Ramakrishnan	-0-

Janet Veino	-0-